SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 30, 2010

 Date of Report (date of earliest event reported):

GEOBIO ENERGY, INC.

 (Exact name of registrant as specified in its charter)

Colorado	333-67174	84-1153946
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

802 Windy Ridge LN SE, Atlanta, GA 30339
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 838-9715

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry Into a Material Definitive Agreement

Amendment to the Agreement for the Stock Purchase Acquisition of Collins Construction, Inc..

On November 30, 2010, GeoBio Energy, Inc. (“GeoBio”), entered into an amendment to its Stock Purchase Agreement with Collins Construction, Inc. (“Collins”), dated March 31, 2010, previously amended on June 1, 2010, July 14, 2010 and on September 9, 2010, for the purchase one hundred percent (100%) of the issued and outstanding capital stock of Collins (the “Amendment”).

Under the November 30, 2010 Amendment, the parties agreed to extend the Closing Date from November 30, 2010 to the date that is 90 days following the date that Collins enters into a new Master Services Agreement with its major customer, or such earlier date if mutually agreed upon between GeoBio and Collins.

Collins, based in Colorado, is a civil construction company that primarily constructs sites and platforms for drilling and reclamation of the site locations following the drilling phase, as well as access roads to and from wells, reserve pits and production facility pads in the Piceance Creek Basin.  Its construction services occur primarily during the site construction and site completion or restoration life cycles of natural gas fields and oil wells.

GeoBio’s proposed acquisition of Collins remains subject to receipt of financing for the purchase.

Section 3 – Securities and Trading Markets

Item 3.03 Material Modification to Rights of Securities Holders.

Decrease of the Outstanding Common Stock of the Company

On December 1, 2010, the GeoBio Energy, Inc. (“GeoBio”) effected a decrease its issued and outstanding common stock of the Company, in the form of a reverse stock-split of the issued and outstanding common stock of the Company, on a one-for-five thousand, five hundred basis (1:5,500)(the “Reverse Stock-Split”);

Also, on December 1, 2010, GeoBio effected its amendment to  its Articles of Incorporation (the “Articles”) to decrease the authorized common stock by twenty-four billion (24,000,000,000) shares of common stock for a resulting aggregate total of one billion (1,000,000,000) authorized shares of common stock (the “Amendment to the Articles”).

Both the Reverse-Stock Split and the Amendment to the Articles were approved in September 2010 by the consent of a majority of the voting capital stock of GeoBio.

Section 8– Other Events

Item 8.01 Other Events

GeoBio issued a press release, dated On December 1, 2010, regarding its change in management, a copy of which is attached to this Form 8-K as Exhibit 99.12.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

EXHIBIT NUMBER                                           DESCRIPTION                                                      LOCATION

3.6                                Amendment to Articles of Incorporation                                                                Filed herewith
 of GeoBio Energy, Inc.

99.12                                Press Release Dated December 1, 2010                                                                Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 1, 2010

GEOBIO ENERGY, INC.

By:	/s/ John L Sams
John Sams, President, Chief Executive Officer